                                                                   Exhibit 10.22

                                   SUBLEASE
                                   --------

  THIS AGREEMENT TO SUBLEASE ("Sublease") is entered into as of the 1st day of May, 2000 ("Effective Date"), between Psygnosis, Ltd., a United Kingdom company, having an office at Napier Court, Wavertree Technology Park, Liverpool, UK L13 IHD ("Sublandlord"), and iAsia Works, Inc., a California corporation, having an office at 2000 Alameda de las Pulgas, San Mateo, California 94403 ("Subtenant").


                                  WITNESSETH:

  WHEREAS:

      A. California Casualty Management Company, a California corporation ("Landlord") is the tenant under a certain agreement to lease dated March 18, 1998 ("Prime Lease") wherein Landlord leased from OTR, an Ohio general partnership ("Prime Landlord") the Lease Premises as defined herein.

      B. A certain agreement to sublease was entered into on May 1, 1999, (the "Lease"), by and between California Casualty Management Company, a California corporation, as sublandlord ("Sublandlord"), and Psygnosis, Ltd., Sublandlord, as subtenant, whereby Landlord leased to Sublandlord, as tenant, certain premises (the "Lease Premises") consisting of approximately 4,820 rentable square feet in the building known as 2000 Alameda de las Pulgas (the "Building"), as more particularly described in the Lease.

      C. Subtenant desires to sublease from Sublandlord in accordance with the terms and conditions herein the entire Lease Premises as described above ("Premises"), as more particularly shown on the floor plans annexed as Exhibit A, upon the terms and conditions hereinafter set forth.

      D. The parties are agreeable to entering into a sublease of the Premises on all of the terms and conditions contained herein.

      E. All capitalized terms used in this Sublease which are not defined in this Sublease shall be deemed to have the respective meanings given to such terms in the Lease.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, Sublandlord and Subtenant hereby agree as follows:


                                   ARTICLE 1
                                   ---------

                                   Premises
                                   --------

  Section 1.01  Sublandlord hereby subleases the Premises to Subtenant, and
  ------------
Subtenant hereby hires and accepts the Premises from Sublandlord. The Premises shall include the appurtenant right to the use, in common with Sublandlord and others, of the lobbies, entrances, stairs, corridors, elevators, drives, sidewalks, parking areas and other public portions of the Building, to the extent that Sublandlord has the right to use the same as tenant under the Lease.


                                   ARTICLE 2
                                   ---------

                        Term; Use; Condition of Premises
                        --------------------------------

  Section 2.01   Subject to Landlord's and to the extent applicable Prime
  ------------
Landlord's consent, Sublandlord hereby subleases to Subtenant, and Subtenant hereby hires from Sublandlord, the Premises, for a term (the "Term") commencing on the date (the "Commencement Date") which shall be May 1, 2000 and expiring at 11:59 p.m. on April 29, 2002 (the "Expiration Date"), unless sooner terminated pursuant to any of the terms of this Sublease, the Lease or Prime Lease or pursuant to law, upon and subject to the terms, covenants and conditions set forth in this Sublease. Sublandlord and Subtenant shall, upon the request of either of them, execute a statement prepared by Sublandlord confirming the Commencement date as May 1, 2000. Any failure of Sublandlord or Subtenant to request and/or to execute such statement shall not affect Sublandlord's determination of the Commencement Date.

  Section 2.02   The Premises shall be occupied and used by Subtenant for the
  ------------
purposes permitted pursuant to the Lease and for no other purposes. Subtenant shall not use, store, generate or dispose of any chemicals or hazardous materials in or on the Premises, Lease Premises or Building, except for ordinary and general office supplies typically used in the ordinary course of business within office buildings, such as copier toner, correction fluid, glue ink, and common household cleaning materials.

  Section 2.03  Subtenant has inspected the Premises, knows the condition
  ------------
thereof and agrees to accept the same "AS IS" on the Commencement Date in the condition in which it exists as of the Commencement Date. For purposes of this Sublease, the Sublandlord shall have no obligation to perform any work, renovations or improvements and the Premises shall be delivered by Sublandlord to Tenant AS IS. Subtenant agrees that neither Prime Landlord, nor Landlord, nor Sublandlord has any obligation to alter or repair the Premises or to create demising walls or to prepare the Premises in any way for Subtenant's occupancy
or use.   Subtenant acknowledges that neither Prime Landlord, nor Landlord nor
Sublandlord has made any representations or warranties whatsoever, expressed or implied, with respect to the Premises, except as may be expressly set forth in this Sublease. Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make, and Sublandlord has not made and will not make, any representation or warranty, expressed or implied, with respect to the Premises or the condition thereof, including, without limitation, with respect to the environmental condition of the Premises, the suitability of the Premises for any use or compliance of the Premises with local or state or federal building, earthquake or other requirement presently in effect or any other matter. Subtenant acknowledges that Sublandlord has afforded Subtenant the opportunity for full and complete investigations, examinations and inspections of the Premises.

                                   ARTICLE 3
                                   ---------

                          Fixed Rent; Additional Rent
                          ---------------------------

  Section 3.01   A.  Subtenant shall pay to Sublandlord, fixed rent ("Fixed
  ------------
Rent") during the Term as follows:

   Period               Rental Rate per month / SF  Monthly Base Rent
   ------               --------------------------  -----------------
5/1/2000 - 4/29/2002              $7.00                 $33,740.00

      B. Fixed Rent shall commence as of May 1, 2000.

      C. Subtenant shall pay all Fixed Rent for the entire Term to Sublandlord in advance on the Effective Date to Sublandlord's bank account via wire transfer. In addition to Base Rent, Subtenant shall pay to Sublandlord any and all other amounts payable by Sublandlord to Master Landlord with respect to the Sublet Premises under the Master Lease, including any and all Additional Charges (as defined below) no fewer than five (5) days prior to the date upon which Sublandlord's payment of such additional rent is due to the Landlord, provided that Subtenant shall have been billed therefor at least ten (10) days prior to such due date on or before such date any Additional Rent is to be paid under the Master Lease.

  Section 3.02   A. In addition to the Fixed Rent, Subtenant shall pay to
  ------------
Sublandlord, from and after the Commencement Date, additional rent ("Additional Rent"), as follows, which Additional Rent shall be payable to Sublandlord, unless otherwise specified herein, within fifteen (15) days after written demand therefore:

         (i) Subtenant shall pay for all costs of Subtenant's electrical, water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered to the Premises. Subtenant shall defend, indemnify and hold Sublandlord harmless from all costs and expenses Sublandlord may incur from Subtenant's failure to pay utility bills for the Premises during the term.

         (ii) Subtenant shall pay all other sums as shall become due and payable by Sublandlord for the benefit of Subtenant pursuant to the provisions of this Sublease.

  Section 3.03   A. "Rent" shall mean Fixed Rent and Additional Rent payable
  ------------
hereunder collectively. Sublandlord shall have the same remedies for a default in payment of Additional Rent as for a default in payment of Fixed Rent.

      B. Rent shall be paid promptly when due, without notice or demand therefor and without deduction, abatement, counterclaim or set-off.

      C. Rent shall be paid by Subtenant to Sublandlord, in lawful money of the United States of America, by wire transfer from such bank as shall be reasonably acceptable to Sublandlord, per Sublandlord's wire transfer instructions set forth herein.

                  Wiring Instructions:

      Bank:       Citibank, 399 Park Avenue, New York, NY 10043
      Account:    Psygnosis, a/c # 3041 0772
      ABA #:      21000089

      D. If the Commencement Date or the date on which Subtenant is required to pay any amount of Rent shall be other than the first day of a month, Fixed Rent and Additional Rent payable hereunder for any such month shall be prorated on a per diem basis based on the actual number of days in such month.

      E. In the event that any sums payable by Sublandlord under the Lease all or any portion of which are payable by Subtenant pursuant to the terms of this Sublease, are subject to adjustment by Landlord at the end of a year or other period, then either (i) Subtenant shall pay to Sublandlord, within fifteen (15) days after demand, Subtenant's allocable portion of any deficiencies payable to Landlord by reason of such written adjustment, which obligation of Subtenant shall survive the termination of this Sublease or (ii) Sublandlord shall credit against the next payments of Additional Rent coming due hereunder Subtenant's allocable portion of any refund or credit received by Sublandlord from Landlord by reason of such adjustment, except that if no further payments of Additional Rent shall be due hereunder, then Sublandlord shall refund such amount to Subtenant within thirty (30) days after receipt of the same from Landlord.

      F. If any Rent shall become uncollectible, reduced or required to be refunded because of any law, ordinance, rule or regulation of any governmental authority, Subtenant shall enter into such agreements and take such other steps as Sublandlord may reasonably request and as may be legally permissible to permit Sublandlord to collect the maximum Rent which from time to time during the continuance of such legal rent restriction may be legally permissible (but not in excess of the amounts reserved therefor under this Sublease). Upon the termination of such legal rent restriction, (a) Rent shall be payable in accordance with the amounts reserved herein for the periods following such termination and (b) Subtenant shall pay to Sublandlord, to the maximum extent legally permissible, an amount equal to (i) the Rent that would have been paid pursuant to the Sublease but for such legal rent restriction, less (ii) the Rent actually paid by Subtenant during the period such legal rent restriction was in effect.

      G. All sums due and payable as Fixed Rent and Additional Rent shall, from and after five (5) days' after the due date, bear interest at two percent (2%) per annum above the Prime Rate or if there is no Prime Rate announced then at the rate of fourteen percent (14%) per annum, but in no event more than the highest legal rate of interest permitted to be charged to Subtenant at the time and such interest shall be deemed to be Additional Rent; provided, however, that no further interest shall be payable upon such interest.

      H. No payment by Subtenant or receipt by Sublandlord of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Fixed Rent or Additional Rent due under this Sublease; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sublandlord may accept any check or payment without prejudice to Sublandlord's right to recover the balance due or to pursue any other remedy available to Sublandlord.

                                   ARTICLE 4
                                   ---------

                Subordination to Lease; Sublandlord Performance
                -----------------------------------------------

  Section 4.01   A. This Sublease and all rights of Subtenant hereunder are and
  ------------
shall remain subject and subordinate to (i) all of the terms, conditions and provisions of the Lease, (ii) all mortgages, ground leases, leasehold mortgages, encumbrances, covenants, restrictions and other rights, if any, to which the Lease and Prime Lease and Landlord's and Sublandlord's respective interests therein are subject and subordinate and (iii) any and all amendments to the Lease and supplemental agreements relating thereto hereafter made between Landlord and Prime Landlord and between Landlord and Sublandlord; provided that any such amendments and/or supplemental agreements do not individually or in the aggregate materially and adversely affect Subtenant or its use of the Premises.

      B. The terms, covenants and conditions of the Lease and Prime Lease are incorporated herein by reference. If any of the express provisions of this Sublease shall conflict with any of the Lease and Prime Lease, such conflict shall be resolved in favor of the express provisions of this Sublease. Except to the extent that the Lease and Prime Lease provisions ("Incorporated Provisions") are inapplicable, are modified by or are inconsistent with the provisions of this Sublease, the Incorporated Provisions binding or inuring to the benefit of Landlord and Prime Landlord shall, in respect of this Sublease, bind or inure to the benefit of Sublandlord, and the Incorporated Provisions binding or inuring to the benefit of the tenant thereunder shall, in respect of this Sublease, bind or inure to the benefit of Subtenant, with the same force and effect as if the Incorporated Provisions were completely set forth in this Sublease, and as if the words "Landlord" and "Tenant" or words of similar import, wherever the same appear in the Incorporated Provisions, were construed to mean, respectively, "Sublandlord" and "Subtenant" in this Sublease, and as if the words "Premises," or words of similar import, wherever the same appear in the Incorporated Provisions, were construed to mean the Premises.

      C. Except as otherwise expressly provided in this Sublease, Subtenant assumes and shall keep, observe and perform every term, covenant and condition on Sublandlord's part pertaining to the Premises which is required to be kept, observed or performed pursuant to the Lease. Subtenant shall not do or permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of the Sublease, Lease or Prime Lease.

  Section 4.02   A.  Notwithstanding anything to the contrary contained in this
  ------------
Sublease, Sublandlord shall have, with respect to Subtenant, this Sublease and the Premises, all of the rights, powers, privileges, immunities and remedies, but none of the obligations of Landlord and Prime Landlord under the Lease including, without limitation, (i) the rights and remedies arising out of any default by Subtenant in the payment of Rent or any other obligation, monetary or otherwise under this Sublease, (ii) the right to give or receive any consent, notice or approval and (iii) the right to exercise any election or option (including, without limitation, election of remedies).

      B. Sublandlord shall not, so long as Subtenant is not in default hereunder, cause or suffer a termination of the Lease as a result of an act or omission of Sublandlord that constitutes a default under the Lease or Prime Lease. Sublandlord shall indemnify Subtenant against and hold Subtenant harmless from all claims, penalties, damages and expenses Subtenant shall suffer (including reasonable attorney's fees) resulting from any breach of the covenant set forth in the immediately preceding sentence.

      C. Sublandlord represents and warrants to Subtenant that (i) a true, correct and complete copy of the Lease and Prime Lease, and all other agreements between Landlord and Sublandlord relating to the leasing, use and occupancy of the Premises is attached hereto as Exhibit A; (ii) the Lease has not been amended or modified, that the Lease is in full force and effect; (iii) that, to the best of Sublandlord's knowledge, Landlord is not currently in default thereunder, and (iv) the Sublandlord, as tenant, is not in default thereunder and there exist no conditions or events which, with the passing of time or the giving of notice or both, would constitute an event of default under the Lease.

  Section 4.03   A. Subtenant shall be entitled, during the Term, to receive all
  ------------
services, utilities, repairs, facilities and other benefits to be furnished by Landlord under the Lease subject to the provisions of the Prime Lease, the Lease and this Sublease. Sublandlord shall have no liability for any failure or interruption of these services except to the extent attributable to Sublandlord's default under the Lease. Sublandlord shall have no obligation prior to or at any time after the Commencement Date, to make the Premises comply with any applicable law, statute, regulation or code.

      B. Sublandlord shall have no responsibility or liability of any kind whatsoever for any default of or by Prime Landlord under the Prime Lease or Landlord under the Lease for the furnishing to Subtenant or the Premises of any services of any kind whatsoever which Prime Landlord and/or Landlord are required to furnish to the Premises under the Prime Lease or the Lease. In furtherance (and without limitation) of the foregoing, Subtenant agrees that Sublandlord shall not have any obligation to furnish heat, air conditioning, electricity, cleaning service, and/or any other building services of any kind whatsoever, and that Sublandlord shall not be obligated to make any repairs or restorations of any kind whatsoever in the Premises. Notwithstanding the foregoing, if Sublandlord shall be required to restore the Premises at the end of the term of the Lease, Subtenant shall be responsible for such restoration as shall be so required with respect to installations in the Sublease Premises installed after the date of this Sublease.

      C. Except as otherwise provided herein, Subtenant agrees to look solely to Landlord and Prime Landlord for any services, repairs, restorations and/or work of any kind whatsoever to be furnished to the Premises; however, Sublandlord agrees to use commercially reasonable efforts to cause Landlord and Prime Landlord to perform such obligations of Landlord and Prime Landlord under the Lease and Prime Lease with respect to the Premises. If Landlord and Prime Landlord shall default in any of its obligations with respect to the Premises (including without limitation canceling the Lease and Prime Lease, except pursuant to the terms thereof) Subtenant shall be entitled to participate with Sublandlord in the enforcement of Sublandlord's rights against Landlord and Prime Landlord (and in any recovery or relief obtained), but Sublandlord shall not have any obligation to bring any action or proceeding or to take any steps to enforce Landlord's rights against Prime Landlord. Any action or proceeding so instituted by Sublandlord at the request of Subtenant shall be at the sole expense of Subtenant, but Subtenant shall be entitled to all damages whatsoever that may be awarded in any such action or proceeding. Any such action or proceeding shall be conducted by counsel selected by Subtenant and reasonably satisfactory to Sublandlord. Subtenant shall have the right, at Subtenant's expense, to take such action in its own name and, for that purpose and only to such extent, all of the rights of Sublandlord to cause Landlord and Prime Landlord to perform under the Lease are hereby conferred upon and are assigned to Subtenant and Subtenant hereby is subrogated to such rights (including, without limitation, the benefit of any recovery or relief); provided, however, that Subtenant shall only have such rights if Subtenant is not currently in default under this Sublease. To the extent reasonably required for Subtenant to bring and maintain an action or proceeding against Landlord or Prime Landlord in Sublandlord's name, Sublandlord shall sign any reasonable, true and correct demand, pleading and/or other paper prepared by Subtenant or its counsel and shall reasonably cooperate with Subtenant, Sublandlord's out-of-pocket cost thereof to be borne by Subtenant; it being agreed that Sublandlord may sign any such demand, pleading or other paper on information and belief where appropriate. Provided that Sublandlord has complied with its covenants contained in this Section, Subtenant shall indemnify and hold Sublandlord harmless from and against any and all losses, liabilities, obligations, claims, damages, penalties, fines and costs and expenses of every kind and nature (including, without limitation, reasonable attorneys' fees and disbursements and court costs) which Sublandlord may incur arising out of or in connection with the taking of any such action by Subtenant.

  Section 4.04   A. The parties agree that except as otherwise provided either
  ------------
in this Article 4 or elsewhere in this Sublease, this Sublease shall specifically incorporate all of the terms, covenants, conditions and provisions of the Lease as if fully set forth herein at length.

      B. Whenever in the Lease a time is specified for the giving of any notice or the making of any demand by the tenant thereunder, such time is hereby changed (for the purpose of this Sublease only) by adding five (5) days thereto; and whenever in the Lease a time is specified for the giving of any notice or the making of any demand by the Landlord thereunder, such time is hereby changed (for the purpose of this Sublease only) by subtracting three (3) days therefrom, if such notice, request or demand given or made by Landlord thereunder relates to the payment (or default in the payment) of Fixed Rent or Additional Rent under the Lease, and by five (5) days if such notice, request or demand of Landlord thereunder relates to any subject other than the payment of Fixed Rent or Additional Rent under the Lease. Whenever in the Lease a time is specified within which the tenant thereunder must respond to any notice, request or demand previously given or made by the Landlord thereunder, or to comply with any obligation on the Subtenant's part thereunder, such time is hereby changed (for the purpose of this Sublease only) by subtracting two (2) days therefrom, if the same shall relate to the payment of Fixed Rent or Additional Rent under the Lease or under this Sublease, and four (4) days if the same shall relate to any other obligation under the Lease. Wherever in the Lease a time is specified within which the Sublandlord thereunder must respond to any notice, request or demand previously given or made by the tenant thereunder, such time is hereby changed (for the purpose of this Sublease only) by adding five (5) days thereto. It is the purpose and intent of the foregoing provisions, among other things, to provide Sublandlord with time within which to transmit to Landlord any notices or demands received from Subtenant and to transmit to Subtenant any notices or demands received from Landlord.


                                   ARTICLE 5
                                   ---------

                                Indemnification
                                ---------------

  Section 5.01   Each of Sublandlord and Subtenant agrees not to do or permit to
  ------------
be done any act or thing or neglect to take any action which act or thing or neglect will constitute or cause a breach or violation of any of the terms, covenants or conditions of the Lease or Sublease. Subtenant hereby indemnifies Sublandlord and holds Sublandlord harmless from and against any and all losses, liabilities, obligations, claims, damages, penalties, fines and costs and expenses of every kind and nature (including, without limitation, reasonable attorneys' fees and disbursements and court costs) which Sublandlord may incur by reason of (A) any failure of or by Subtenant to perform or comply with any and all of the terms, covenants and conditions of this Sublease, (B) any breach or violation by (or caused by) Subtenant of the terms, covenants and conditions of the Lease, (C) any work or thing of whatsoever kind done in, on or about the Premises, Lease Premises or the Building by Subtenant's employees, contractors, agents, licensees or invitees (including, but not limited to, construction alterations, repairs or similar acts of any kind whatsoever, and whether or not authorized by this Sublease), (D) any negligence, gross negligence or willful act or omission of Subtenant or Subtenant's officers, employees, contractors, agents, licensees or invitees or (E) any injuries to persons or property occurring in, on or about the Premises; caused by Subtenant or Subtenant's employers, contractors, agents, like-sees or invitees; provided, however, that this subsection (F) shall not apply to injuries to persons or property to the extent caused by the acts, omissions or gross negligence of Sublandlord or Landlord or its employees, contractors, agents, licensees or invitees.

  Section 5.02  Subtenant hereby does and shall indemnify Sublandlord from any
  ------------
liability, claims, cost, losses, fines, penalties, administrative proceedings or damage directly or indirectly relating the presence of any hazardous substance on, under or about the Premises, Lease Premises or Building or any other condition on under or about the Premises, to the extent caused by Subtenant or by Subtenant' employees, contractors, agents, licensees or invitees.
Sublandlord shall not be liable for any claims, liability, cost, losses, fines, penalties, administrative proceedings or damage due to the effects of hazardous substances or hazardous materials on under or about the Premises, Lease Premises or Building that is or was directly caused by Subtenant or by Subtenant' employees, contractors, agents, licensees or invitees.

  Section 5.03  If any action or proceeding shall be brought against Sublandlord
  ------------
by reason of any such claim, Subtenant, upon notice from Sublandlord, shall resist or defend such action or proceeding and employ counsel therefore reasonably satisfactory to Sublandlord; it being understood that counsel for Subtenant's insurance company shall be deemed to be satisfactory to Sublandlord. Subtenant shall pay to Sublandlord on demand all sums which may be owing to Sublandlord by reason of the provisions of this Article. Subtenant's obligations under this Article shall survive the termination of this Sublease.

                                   ARTICLE 6
                                   ---------

                                  Alterations
                                  -----------

  Section 6.01   Subtenant shall make no alterations, decorations,
  ------------
installations, additions or improvements (collectively, "Alterations") in the Sublease Premises without the prior written consent, including that of contractor selection, of Prime Landlord, Landlord and Sublandlord, which consent of Sublandlord shall not be unreasonably withheld or delayed; provided Subtenant complies with all applicable provisions of the Prime Lease, Lease and this Sublease and all applicable laws, statutes, regulations and codes of any governmental authority or quasi-governmental authority having jurisdiction over the Premises.
Subtenant shall, at Sublandlord's election, remove the Alterations and restore the Premises to its original condition. All alterations made by Subtenant shall be subject to Article 21.

  Section 6.02  Sublandlord shall have the right to inspect the Premises upon
  ------------
reasonable notice to Subtenant (which notice may be oral) for the purpose of determining Subtenant's compliance with the terms of this Article 6.

  Section 6.03  Subtenant shall indemnify, defend and hold Sublandlord harmless
  ------------
against liability, loss, cost, damage, liens and expense imposed on Sublandlord arising out of the performance of Alterations by Subtenant.


                                   ARTICLE 7
                                   ---------

                                   Insurance
                                   ---------

  Section 7.01  Subtenant shall obtain and maintain in full force and effect
  ------------
during the Term, at its own cost and expense, to protect Prime Landlord, Landlord, Sublandlord, any other superior lessor, any superior mortgagee and Subtenant, as insureds, a policy of commercial general liability and property damage insurance with a limit of not less than a combined single limit of $1,000,000 with respect to the Premises and such other insurance as shall be required by Landlord pursuant to the Lease in each instance in accordance with the terms of and in the amounts specified in the Lease. All insurance procured by Subtenant under this Article 7, except for Worker's Compensation and Employer's Liability Insurance shall name Sublandlord, Landlord, Prime Landlord and any holders of superior mortgages or leases as Sublandlord shall designate as additional insureds thereunder, and shall contain an endorsement that each such party, although named as an insured, nevertheless shall be entitled to recover under said policies for any loss or damages by reason of the negligence or tortious acts of Subtenant, or its subtenants, agents, contractors, employees, licensees and invitees. Certificates of such insurance policies shall be furnished to Sublandlord prior to the Commencement Date and certificates of new or renewed policies shall be furnished to Sublandlord thirty (30) days prior to the expiration of each such policy.


                                   ARTICLE 8
                                   ---------

                      Damage and Destruction; Condemnation
                      ------------------------------------

  Section 8.01  A. If the Premises or any portion of the Lease Premises or the
  ------------
Building are partially or totally damaged or destroyed by fire or other casualty, Subtenant shall have no right to terminate this Sublease and this Sublease shall not be terminated by reason of such casualty unless the Lease is terminated by Landlord pursuant to the provisions of the Lease. Sublandlord shall give Subtenant prompt notice of any such termination.

      B. If the Premises are partially or totally damaged by fire or other casualty, Subtenant shall receive an abatement of Rent for such casualty only to the extent that Sublandlord receives a corresponding abatement pursuant to the terms of the Lease.

      C. If the Lease is terminated as the result of a taking of all or any portion of the Building by condemnation (or deed in lieu thereof), this Sublease shall likewise terminate. In such event, Subtenant shall have no claim to any share of the award, except to file a claim directly to the condemning authority for the value of any property of Subtenant that Subtenant may remove from the Premises at the end of the Term in accordance with the Lease (the "Subtenant's Property") or for moving expenses.

  Section 8.02   Nothing contained in this Sublease shall relieve Subtenant from
  ------------
liability that may exist as a result of damage from fire or other casualty, but each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty. To the extent that such insurance is in force and collectible and to the extent permitted by law, Sublandlord and Subtenant each hereby releases and discharges the other and waives all right of recovery against the other or anyone claiming through or under the other for any damage or recovery for loss resulting from fire or other casualty. The foregoing waiver shall include any claim by anyone claiming through or under a party by way of subrogation or otherwise. Each party agrees to use its best efforts to include in its applicable insurance policies a waiver of subrogation. If the inclusion of such provision would involve an additional expense, either party may require such provision to be inserted in the other's policy, the expense thereof to be borne equally by the parties. Subtenant acknowledges that Sublandlord shall have no obligation to insure the Premises (as hereinafter defined) or any property or improvements of Subtenant.

                                   ARTICLE 9
                                   ---------

                                Security Deposit
                                ----------------

  Section 9.01  Subtenant shall, upon the execution of this Sublease, deposit
  ------------
with Sublandlord via wire transfer to Sublandlord's bank account, as the security required pursuant to this Article 9 the amount of one full month's Fixed Rent.

Wiring Instructions:
     Bank:     Citibank, 399 Park Avenue, New York, NY 10043
     Account:  Psygnosis, a/c # 3041 0772
     ABA #:    21000089

  Section 9.02   Sublandlord may, but shall not be obligated, to deposit the
  ------------
Security Deposit in an interest bearing account. Any interest accrued with respect to any Security Deposit shall be added to and constitute a part of the security deposit, to be held and disposed of by Sublandlord in accordance with the terms of this Article 9. Sublandlord shall not be liable to Subtenant for any interest except for such interest as is actually earned.

  Section 9.03   Subtenant shall not assign or encumber or attempt to assign or
  ------------
encumber the Security Deposit and neither Sublandlord nor its successors or assigns shall be bound by any such assignment, encumbrance or attempted assignment or encumbrance.

  Section 9.04   In the event of an assignment of the Sublease by Sublandlord,
  ------------
Sublandlord shall have the right to transfer the Security Deposit to the assignee and if the assignee shall agree to hold, or return to Subtenant, the Security Deposit in accordance with the terms of this Sublease, then Sublandlord shall be fully and unconditionally released by Subtenant from all liability for the return of such Security Deposit, and Subtenant shall look solely to the new sublandlord for the return of such Security Deposit. The provisions hereof shall apply to every transfer or assignment made of such Security Deposit to a new sublandlord.

  Section 9.05   In the event Subtenant defaults in the performance of any of
  ------------
the terms of this Sublease, Sublandlord may use or retain the whole or any part of the Security Deposit to the extent required for the payment of any Rent or for any sum that Sublandlord may expend or may be required to expend by reason of Subtenant's default, including any damages or deficiency in the reletting of the Premises, whether accruing before or after summary proceedings or other re-entry by Sublandlord. In the case of every such use or retention, Subtenant shall, on demand, pay to Sublandlord the sum so used or retained and such amount shall be added to any Security Deposit so that the amount of security held hereunder shall be replenished to its former amount. In the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Subtenant, or its successors or assigns, the cash Security Deposit shall be deemed to be applied first to the payment of any Rent due Sublandlord for all periods prior to the institution of such proceedings and the balance, if any, of the Security Deposit may be retained by Sublandlord in partial liquidation of Sublandlord's damages. If Subtenant shall fully and punctually comply with all of the terms of this Sublease, the Security Deposit shall be returned to Subtenant after the termination of this Sublease and delivery of exclusive possession of the Premises to Sublandlord in compliance with the provisions of this Sublease.

                                   ARTICLE 10
                                   ----------

                               Default; Remedies
                               -----------------

  Section 10.01  In the event that Subtenant shall default in the performance of
  -------------
any of the terms, covenants or conditions on its part to be performed under this Sublease, or in the event that Subtenant shall default in the performance of any of the terms, covenants or conditions on Sublandlord's part to be performed under the Lease, or Subtenant shall be deemed to be in default under the terms of the Lease and the same are not cured prior to the expiration of the time for the curing thereof under the Lease then Sublandlord shall have the same rights and remedies with respect to such default as are given to Landlord under the Lease with respect to defaults by Sublandlord thereunder all with the same force and effect as though the provisions of the Lease with respect to defaults and the respective rights and remedies of Landlord thereunder in the event thereof were set forth at length in this Sublease. Sublandlord agrees promptly to give notice to Subtenant of any notices of default (or otherwise) relating to the Premises or the performance by Subtenant of its obligations under this Sublease which may be received by Sublandlord. Any time period set forth in this Sublease within which Subtenant must take an action in response to any notice (of default or otherwise) from Landlord shall be tolled until such time as Sublandlord shall give such notice to Subtenant. Otherwise, failure of Sublandlord to give such notice to Subtenant shall not diminish Subtenant's obligations under this Sublease.

  Section 10.02     If Subtenant shall default in the performance of any of
  -------------
Subtenant's obligations under this Sublease or under the provisions of the Lease, Sublandlord, without thereby waiving such default, may, at Sublandlord's option, perform the same for the account and at the expense of Subtenant. If Subtenant shall fail to make any payment or shall default in the performance of any term, covenant or condition of this Sublease which involves an expenditure of money by Subtenant, Sublandlord, at Sublandlord's sole option, may make such payment or expend such sums as may be necessary to perform and fulfill such term, covenant or condition. In such event, Additional Rent shall include, also, on written demand, the entire amount of Sublandlord's expenditure or payment and any and all costs and expenses as may be necessary to perform and fulfill any such term, covenant or condition, together with interest on the amount thereof from the time such moneys are expended until paid at an annual rate equal to the lesser of (i) twelve percent (12%) per annum and (ii) the maximum legal rate.

  Section 10.03  Sublandlord shall have, in addition to all its rights and
  -------------
remedies contained in the Lease and this Sublease, the following rights and remedies; all of Sublandlord's rights and remedies under this Sublease are distinct, separate and cumulative, and none will exclude any other right or remedy allowed by law:

      A. Sublandlord may, with or without notice of such election and with or without entry or other action by Sublandlord, immediately terminate this Sublease, in which event the Term shall end and all right, title, and interest of Subtenant hereunder shall expire; or

      B Sublandlord may enforce the provisions of this Sublease and may enforce and protect the rights of Sublandlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement herein or for the enforcement of any other appropriate legal or equitable remedy, including the recovery of all moneys due or to become due under any of the provisions of this Sublease.

  Section 10.04   If Sublandlord shall default in the performance of any of
  -------------
Sublandlord's obligations under this Sublease or under any provisions of the Lease applicable to Sublandlord, as tenant, notwithstanding the Subtenant's obligations under the Sublease, which default shall, by its nature, cause Landlord to seek to terminate the Lease, Subtenant, without thereby waiving such default, may, at Subtenant's option, perform the same for the account and at the expense of Sublandlord, subject to Subtenant providing Sublandlord with not less than five (5) business days' prior written notice. If Sublandlord shall thereafter fail to cure the default, Subtenant may make such payment or expend such sums as may be necessary to perform and fulfill such term, covenant or condition. In such event, the amount of Subtenant's expenditure or payment reasonably necessary to perform and fulfill any such term, covenant or condition, together with interest on the amount thereof from the time such moneys are expended until paid at an annual rate equal to the lesser of (i) twelve percent (12%) per annum and (ii) the maximum legal rate.

  Section 10.05  Subtenant will pay upon demand all of Sublandlord's reasonable
  -------------
costs, charges and expenses, including reasonable attorneys' fees, and fees and expenses of agents and others retained by Sublandlord in any litigation in which Sublandlord seeks to enforce the terms or provisions of this Sublease, and Sublandlord prevails.


                                   ARTICLE 11
                                   ----------

                                    Notices
                                    -------

  Section 11.01   If Subtenant receives any notice or demand from Landlord under
  -------------
the Lease, Subtenant shall deliver a copy thereof to Sublandlord by overnight courier the next business day or as soon thereafter as is reasonably possible but in no event later than two (2) business days after Subtenant's receipt of such notice.

  Section 11.02  All notices, requests, demands, elections, consents, approvals
  -------------
and other communications hereunder ("Notices"), whether or not so stated in the other provisions of this Sublease, must be in writing and addressed as follows or sent to the facsimile number set forth below for such party (or to any other address or facsimile number which such party may designate by Notice):

If to Sublandlord: Sony Corporation of America
                   Real Estate Department
                   555 Madison Avenue
                   New York, New York  10022
                   Attention:  Vice President, Real Estate
                   Facsimile Number:  (212) 833-6291

with a copy to:    Sony Electronics Inc.
                   Law Department (T 1-4)
                   123 Tice Boulevard
                   Woodcliff Lake, New Jersey  07675
                   Attention:  V.P. and Group Counsel, Real Estate
                   Facsimile Number:  (201) 358-4059

                   California Casualty Management Company
                   1650 Telstar Drive
                   Colorado Springs, CO 80920-1004
                   Attention: Real Estate Manager
                   Facsimile Number: (719) 532-8449

If to Subtenant:   iAsia Works, Inc.
                   2000 Alameda de las Pulgas, Suite 126
                   San Mateo, California  94403
                   Attention: Chris Davis
                   Facsimile Number: (650) 524-1799


with copy to:      California Casualty Management Company
                   1650 Telstar Drive
                   Colorado Springs, CO 80920-1004
                   Attention: Real Estate Manager
                   Facsimile Number: (719) 532-8449

  Section 11.03     Any Notice required by this Sublease shall be deemed to be
  -------------
duly given or made only if sent by hand, with delivery evidenced by a written receipt, by overnight delivery or by facsimile transmission, when transmitted to the facsimile number specified in this Article 11 and confirmation of receipt is received by the sender or by certified or registered mail, return receipt requested, and postage and registry fees prepaid. A Notice sent by certified or registered mail (as above) shall be deemed to be given on the earlier to occur of the date of receipt of such Notice and the fifth (5th) Business Day after the date of mailing. All other Notices shall be deemed to be given when received.


                                   ARTICLE 12
                                   ----------

                     Waiver of Redemption and of Jury Trial
                     --------------------------------------

  Section 12.01  If Sublandlord acquires possession of the Premises by summary
  -------------
proceeding or in any other lawful manner, with or without judicial proceeding, Sublandlord shall be deemed to have re-entered within the meaning of this
Article 12. To the full extent now or hereafter permitted by law, Subtenant and Sublandlord waive trial by jury in any action or proceeding brought by either against the other with respect to the Premises or to any matter pertaining to this Sublease.


                                   ARTICLE 13
                                   ----------

                        Surrender of Premises; Holdover
                        -------------------------------

  Section 13.01  On the termination of this Sublease, Subtenant shall promptly
  -------------
quit and surrender the Premises to Sublandlord broom-clean and in good order, condition and repair, and in accordance with the applicable provisions of the Lease except for ordinary wear and tear in the same condition as existed as of the Commencement Date. Any condition existing because of Subtenant's failure to perform maintenance, repairs or replacements as required of Subtenant under this Sublease shall not be deemed "reasonable wear and tear".

  Section 13.02  Subtenant shall have no right to occupy the Premises or any
  -------------
portion thereof after the expiration of this Sublease or after termination of this Sublease or of Subtenant's right to possession in consequence of any Event of Default hereunder. Subtenant shall be liable to Sublandlord for any and all damages resulting directly or indirectly for Subtenant's failure to vacate. In the event Subtenant or any party claiming by, through or under Subtenant holds over, Sublandlord may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, and to recover damages, including without limitation, damages payable by Sublandlord to Landlord or Landlord to Prime Landlord by reason of such holdover. For each and every month or partial month that Subtenant or any party claiming by, through or under Subtenant remains in occupancy of all or any portion of the Premises after the expiration of this Sublease or after termination of this Sublease or Subtenant's right to possession, Subtenant shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to double the rate of Base Rent and Additional Rent payable by Subtenant hereunder immediately prior to the expiration or other termination of this Sublease or of Subtenant's right to possession. The acceptance by Sublandlord of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over.

  Section 13.03  If the Premises are not surrendered upon the termination of
  -------------
this Sublease in accordance with the terms and conditions herein, Subtenant hereby indemnifies Sublandlord from and against any and all losses, liabilities, obligations, claims, damages, penalties, fines and costs and expenses of every kind and nature (including, without limitation, reasonable attorneys' fees and disbursements and court costs) arising out of or in connection with the delay or failure by Subtenant in so surrendering the Premises.

  Section 13.04  Subtenant's obligations under this Article 13 shall survive the
  -------------
termination of this Sublease.

                                   ARTICLE 14
                                   ----------

                                Quiet Enjoyment
                                ---------------

  Section 14.01     As long as Subtenant shall pay the Rent and shall duly
  -------------
perform all the terms, covenants and conditions of this Sublease on its part to be performed, Sublandlord covenants to Subtenant that it shall, subject to the terms of this Sublease, quietly hold and enjoy the Premises during the Term without hindrance, ejection, molestation or interruption by Sublandlord.


                                   ARTICLE 15
                                   ----------

                           Assignment and Subletting
                           -------------------------

  Section 15.01     Neither this Sublease nor the term and estate hereby granted
  -------------
shall be assigned, mortgaged, pledged, encumbered or otherwise transferred by Subtenant, by operation of law or otherwise, and neither the Premises, nor any part thereof, nor any of the Subtenant's property in the Premises shall be encumbered or sublet or used or occupied or permitted to be used or occupied, or utilized by anyone other than Subtenant, without the prior written consent of Landlord and Sublandlord, which consent Sublandlord shall give or withhold in Sublandlord's sole discretion. Such sublet or assignment shall be subject to the terms and conditions set forth in the Lease and the Prime Lease.

  Section 15.02     For the purposes of this Article 15, (a) the issuance of
  -------------
interests in any entity, or the transfer of interests in any entity (whether stock, partnership interest or otherwise) to any person or group of related persons, whether in a single transaction or a series of related or unrelated transactions, in such quantities that after such issuance or transfer, as the case may be, such transferee shall have control (as hereinafter defined) of such entity, shall be deemed to be an assignment, except that the transfer of the outstanding capital stock of any corporate subtenant by persons or parties through the "over-the-counter" market or any recognized national securities exchange, shall not be included in the calculation of such transfer of control, or a merger or consolidation or sale of all or substantially all of the assets of Subtenant shall be deemed to be an assignment, only if as a result of any of the events described in this Section 15.02(a), the net worth of Subtenant on the day after such transfer shall be less than the average net worth of Subtenant on the first day of each of the preceding twelve (12) months, (b) a "take-over agreement" pursuant to which one or more persons shall agree to assume the obligations of Subtenant hereunder in consideration of Subtenant leasing space in another building shall be deemed to be an assignment of this Sublease and (c) a modification or amendment of a sublease which decreases the rent, extends the term or increases or decreases the subleased space shall be deemed to be a sublease. For the purposes of the preceding sentence, stock ownership shall be determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1986, as the same may have been amended. For the purposes of this Sublease, "control" shall mean, with respect to any corporation, partnership or other business entity, the possession of the power directly or indirectly to direct or cause the direction of management and policy of such corporation, partnership or other business entity, whether through the ownership of voting securities, by contract, common directors or officers, the contractual right to manage the business affairs of any such corporation, partnership or business entity, or otherwise. Any entity to whom

Subtenant's interest under this Sublease passes by operation of law or otherwise shall be bound by the provisions of this Article 15.


                                   ARTICLE 16
                                   ----------

                              Termination of Lease
                              --------------------
                               and this Sublease
                               -----------------

  Section 16.01     In the event of and upon the termination or cancellation of
  -------------
the Lease pursuant to the terms and provisions thereof, this Sublease shall automatically cease and terminate on the date of such termination or cancellation, subject however to all of the rights of Landlord pursuant to the Lease and to the rights of Subtenant to bring and maintain an action or proceeding against Landlord in Sublandlord's name for wrongful termination or cancellation of the Lease, which rights of Subtenant shall survive the termination of this Sublease. Notwithstanding anything herein to the contrary, Sublandlord shall not be liable to Subtenant by reason thereof unless both (a) Subtenant shall not then be in default hereunder, and (b) such termination shall have been effected because of the breach or default of Sublandlord as tenant under the Lease or this Sublease.

  Section 16.02     Reference in this Sublease to "termination" of this Sublease
  -------------
includes expiration or earlier termination of the Term or cancellation of this Sublease pursuant to any of the provisions of this Sublease or pursuant to law. Upon the termination of this Sublease, the term and estate granted by this Sublease shall end at 11:59 p.m. on the date of termination as if such time and date were the time and date of expiration of the Term, and neither party shall have any further obligation or liability to the other after such termination, except (i) as shall be expressly provided for in this Sublease, and (ii) for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Sublease, may be, performed after such termination and, in any event, unless otherwise expressly provided in this Sublease, any liability for a payment which shall have accrued to or with respect to any period ending at the time of such termination shall survive the termination of this Sublease.


                                   ARTICLE 17
                                   ----------

                                     Broker
                                     ------

  Section 17.01     Subtenant represents and warrants to Sublandlord that
  -------------
Subtenant has not dealt with any broker, finder or similar person entitled to a commission, fee or other compensation in connection with the consummation of this Sublease and no conversations or prior negotiations were had by Subtenant with any broker, finder or similar person concerning the renting of the Premises except Wayne Mascia Associates ("Subtenant's Broker"). Subtenant hereby indemnifies and holds Landlord and Sublandlord harmless from and against any and all losses, liabilities, obligations, claims, damages, penalties, fines and costs and expenses of every kind and nature (including, without limitation, reasonable attorneys' fees and disbursements and court costs) and including claims for brokerage commissions, finder's fees and other compensation, resulting from any breach by Subtenant of the representation contained in this Section. The provisions of this Section shall survive the termination of this Sublease. Except for Subtenant's

Broker, Subtenant shall have no liability for any commission, fee or other compensation by any broker, finder or similar person compensated in connection with the execution of the Sublease.

  Section 17.02     Sublandlord represents and warrants to Subtenant that
  -------------
Sublandlord has not dealt with any broker, finder or similar person entitled to a commission, fee or other compensation in connection with the consummation of this Sublease except CB Richard Ellis ("Sublandlord's Broker"). Sublandlord hereby indemnifies and holds Subtenant harmless from and against any and all losses, liabilities, obligations, claims, damages, penalties, fines and costs and expenses of every kind and nature (including, without limitation, reasonable attorneys' fees and disbursements and court costs) and including claims for brokerage commissions, finder's fees and other compensation, resulting from any breach by Sublandlord of the representation contained in this Section. The provisions of this Section shall survive the termination of this Sublease. Except for Sublandlord's Broker Sublandlord shall have no liability for any commission, fee or other compensation by any broker, finder or similar person compensated in connection with the execution of the Sublease.


                                   ARTICLE 18
                                   ----------

                     Consents and Approvals of Sublandlord
                     -------------------------------------

  Section 18.01     Subtenant agrees that in any case where the provisions of
  -------------
this Sublease require the consent or approval of Sublandlord prior to the taking of any action, it shall be a condition precedent to the taking of such action that the prior consent or approval of Landlord shall have been obtained, if the consent or approval of Landlord and must be obtained under the Lease in such case. Except as otherwise provided herein, Sublandlord, provided Subtenant is not in default hereunder with respect to a default of which notice has been given by Sublandlord to Subtenant, agrees that its consent or approval will not be unreasonably withheld or delayed in any such case as to which Landlord shall have consented or approved. By way of illustration, but not of limitation, Sublandlord shall not be deemed to have unreasonably withheld its consent or approval if the action or other matter as to which such consent or approval is sought may, in the goodfaith judgment of Sublandlord, materially increase Sublandlord's liabilities under this Sublease or the Lease or materially decrease Sublandlord's rights under this Sublease or the Lease or where the Landlord has not given consent. Sublandlord covenants to use commercially reasonable efforts, at the sole reasonable cost and expense of Subtenant (including, without limitation, reasonable attorneys' fees and expenses), to obtain the consent or approval of Landlord.

  Section 18.02   Subtenant hereby waives any claim against Sublandlord for
  -------------
monetary damages which it may have based upon any assertion that Sublandlord has unreasonably withheld or unreasonably delayed any such consent or approval, and Subtenant agrees that its sole and exclusive remedy for any claimed unreasonable withholding or delay of any consent or approval shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment, without Sublandlord being subject to any money damages whatsoever, directly or indirectly. If the determination in the action or proceeding referred to herein shall be favorable to Subtenant, the requested consent or approval shall be deemed to have been granted; however, Sublandlord shall have no personal, monetary or other liability to Subtenant for its refusal or failure to give such consent or approval.

                                   ARTICLE 19
                                   ----------

                                     Entry
                                     -----

  Section 19.01     Sublandlord or Sublandlord's agents or designees shall have
  -------------
the right to enter the Sublease Premises at all reasonable times, whether or not during normal business hours but upon twenty-four (24) hours advance notice to Subtenant, except in an emergency in which case no notice shall be required, for any of the purposes specified in this Sublease and (a) to examine the Premises or for the purpose of performing any obligation of Sublandlord or exercising any right reserved to Sublandlord in this Sublease; (b) during the last six (6) months of this Sublease, to exhibit the Sublease Premises to others; (c) to make or cause to be made such repairs or alterations, or to perform such maintenance
(i) as Sublandlord may deem necessary or desirable for a subtenant of any portion of the Premises not included within the Sublease Premises but which would require alterations within the Sublease Premises or (ii) as may be required pursuant to any legal requirements or insurance requirements or (iii) as may be necessary or desirable in the case of a default by Subtenant under this Sublease in any obligation that such party may have to repair, maintain, replace or restore all or any portion of the Building or the systems servicing the Premises or Building if such work would require alterations within the Sublease Premises; and (d) to take into and store upon the Sublease Premises all materials that may be required in connection with any such repairs, alterations or maintenance. Sublandlord agrees, however, to use reasonable efforts to effect such repairs, alterations and maintenance with a minimum of inconvenience to Subtenant and Subtenant's business in the Sublease Premises. If Subtenant, its agents or employees shall not be present to permit an entry into the Sublease Premises in an emergency and such entry shall otherwise be permissible, Sublandlord may use a master key or forcibly enter the Sublease Premises.
Except in emergencies, and whenever practicable, Sublandlord shall give a notice to Subtenant with respect to work intended to be done in the Sublease Premises by Sublandlord.

                                   ARTICLE 20
                                   ----------

                         Landlord's Consent to Sublease
                         ------------------------------

  Section 20.01     Subtenant hereby acknowledges and agrees that this Sublease
  -------------
shall not become effective until, and is expressly conditioned upon, (i) the delivery by Landlord of a writing signed by Landlord and Prime Landlord (the "Landlord Consent") pursuant to which Prime Landlord and Landlord shall consent to this Sublease and the matters set forth herein. Promptly after the full execution by both parties and delivery of this Sublease, Sublandlord shall submit this Sublease to Landlord and Prime Landlord together with Sublandlord's request that Landlord deliver the Landlord Consent. Subtenant shall cooperate in good faith with Sublandlord and Subtenant shall comply with any reasonable non-monetary request made of Subtenant by Landlord or Prime Landlord in the procurement of the Landlord Consent. Sublandlord shall not be obligated to make any payment to Landlord or Prime Landlord or incur any other expenses or enter into litigation with Landlord or Prime Landlord in order to obtain the Landlord Consent. Sublandlord shall not be subject to any liability for failure to obtain the Landlord Consent, including any asserted costs, expenses or liabilities of any nature of Subtenant, its agents, contractors, architects or other professional representatives so long as Sublandlord acts in good faith to obtain the Landlord Consent. In the event that the Landlord Consent is not delivered by Landlord within sixty (60) days after the date of this Sublease, Sublandlord and Subtenant shall destroy any executed counterparts of this Sublease in their possession and neither party shall have any further liability to the other with respect to the transaction described herein.


                                   ARTICLE 21
                                   ----------

                               Encumbering Title
                               -----------------

  Section 21.01  Subtenant shall not do any act which shall in any way encumber
  -------------
the title of Landlord in and to the Building, Lease Premises or the Premises, nor shall the interest or estate of Landlord or Sublandlord be in any way subject to any claim by way of lien or encumbrance, whether by operation of law by virtue of any express or implied contract by Subtenant, or by reason of any other act or omission of Subtenant. Any claim to, or lien upon, the Premises, the Building, Lease Premises or the Premises arising from any act or omission of Subtenant shall accrue only against the subleasehold estate of Subtenant and shall be subject and subordinate to the paramount title and rights of Landlord in and to the Building, Lease Premises or the Premises and the interest of Sublandlord in the premises leased pursuant to the Lease. Without limiting the generality of the foregoing, Subtenant shall not permit the Premises, the Building or the Lease Premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Subtenant or claimed to have been furnished to Subtenant in connection with work of any character performed or claimed to have been performed on the Premises by, or at the direction or sufferance of, Subtenant, provided, however, that if so permitted under the Lease, Subtenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Subtenant shall give to Landlord and Sublandlord such security as may be deemed satisfactory to them to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Premises, the Building or the Lease Premises by reason of non-payment thereof, provided further, however, that on final determination of the lien or claim of lien, Subtenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released any judgment satisfied.


                                  ARTICLE 22
                                  ----------

                                 Miscellaneous
                                 -------------

  Section 22.01  Neither Landlord nor Sublandlord nor any agent, representative
  -------------
or employee of any of them has made any representations, agreements or promises with respect to the Building, the Lease Premises or the Premises or the use thereof other than those expressly set forth in this Sublease and no rights are to be deemed to be acquired by Subtenant, by implication or otherwise, except those expressly granted herein.

  Section 22.02   Notwithstanding the place of execution or performance, this
  -------------
Sublease shall be construed and enforced in accordance with and governed by the laws of the State in which the Premises is located. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted.

  Section 22.03  This Sublease contains the entire agreement and understanding
  -------------
between Sublandlord and Subtenant with respect to the Sublease Premises and all prior negotiations and agreements are merged in this Sublease. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of this Sublease which are not fully expressed in this Sublease.

  Section 22.04  This Sublease may not be modified or amended or any term or
  -------------
provision hereof waived or discharged except in a writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. Any executory agreement hereafter made between Sublandlord and Subtenant shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment or surrender of this Sublease, in whole or in part, unless such agreement is in writing and signed by the parties.

  Section 22.05     Each right and remedy of Sublandlord provided for in this
  -------------
Sublease shall be cumulative and shall be in addition to every other right and remedy provided for in this Sublease or now or hereafter existing at law or in equity or by statute or otherwise.

  Section 22.06     The terms, covenants and conditions contained in this
  -------------
Sublease whether so expressed or not shall be binding upon and inure to the benefit of and be enforceable by Sublandlord and Subtenant and their respective successors and assigns, except that no violation of the provisions of this Sublease regarding assignments and sublets shall operate to vest any rights in any successor or assignee of Subtenant. It is understood and agreed that the obligations of Sublandlord under this Sublease shall not be binding upon Sublandlord with respect to any period subsequent to the transfer of its interest in the Sublease, and that in the event of such transfer such obligations shall be binding upon the transferee of Sublandlord's interest but only with respect to the period commencing on the date of such transfer and ending on the date of a subsequent transfer thereof.

  Section 22.07     The headings of this Sublease are for purposes of reference
  -------------
only and shall not limit or otherwise affect the meaning thereof. All articles, sections, subsections and exhibits referred to in this Sublease refer to articles, sections, subsections and exhibits contained in this Sublease, unless expressly indicated otherwise. All exhibits annexed hereto are hereby made a part of this Sublease. All references in this Sublease to "herein," "hereof" or "hereunder" shall be references to this Sublease in its entirety and not to any particular provision of this Sublease.

  Section 22.08     Subtenant shall look solely to Sublandlord for the
  -------------
satisfaction of any right of Subtenant for the collection of a judgment or other judicial process or arbitration award requiring the payment of money by Sublandlord and no property or assets of the parent, affiliates or subsidiaries of Sublandlord, or the agents, incorporators, subscribers to the capital stock, shareholders, officers, directors, partners, joint venturers or principals (disclosed or undisclosed) of any of the foregoing shall be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Subtenant's rights and remedies under or with respect to this Sublease, the relationship of Sublandlord and Subtenant hereunder or under law or Subtenant's use and occupancy of the Premises or any other liability of Sublandlord to Subtenant under or with respect to this Sublease.

  Section 22.09  The failure of Sublandlord to insist in any one or more cases
  -------------
upon the strict performance or observance of any obligation of the other hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation of or any right or option. Sublandlord's receipt and acceptance of Rent, or Sublandlord's acceptance of performance of any other obligation by Subtenant, with knowledge of Subtenant's breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by Sublandlord of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by Sublandlord.

  Section 22.10     This Sublease may be executed in several counterparts each
  -------------
of which shall be deemed an original but all of which together shall constitute one and the same instrument.

  Section 22.11  This Sublease shall not be binding until each party has
  -------------
delivered to the other an original fully executed Sublease or original executed counterparts.

  Section 22.12     Subtenant agrees to comply with all rules and regulations
  -------------
that Landlord has made or may hereafter from time to time make for the Building. Sublandlord shall not be liable in any way for damage caused by the non-observance by any of the other tenants of such similar covenants in their leases or of such rules and regulations.


      IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this Sublease as of the day and year first above written.


                                 SUBLANDLORD:
Witness:
                                 PSYGNOSIS, LTD.

/s/ M. Denny
-----------------------------    By: /s/ John Bickley
                                    -----------------------------------
                                    Print Name: John Bickley
                                               ------------------------
                                    Print Title: V.P. Publishing
                                                -----------------------

                                 SUBTENANT:
Attest:
                                 iASIA WORKS, INC.

_____________________________
                                 By: /s/ Jon F. Beizer
                                    -----------------------------------
                                    Print Name: Jon F. Beizer
                                               ------------------------
                                    Print Title: CFO/US President
                                                -----------------------

ACKNOWLEDGED AND CONSENTED TO:

LANDLORD:
CALIFORNIA CASUALTY MANAGEMENT COMPANY
A California Corporation

By: /s/ Richard P. Muller
   --------------------------------
  Print Name: Richard P. Muller
             ----------------------
  Print Title: Asst. V.P. & Real Estate Mgr.
              --------------------------------
  Date: 05-01-00
       ----------------------------
                                       23